UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

MACKINAC FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Ernie R. Krueger

On June 1, 2016, Mackinac Financial Corporation, a Michigan corporation (“Mackinac”) announced that its Executive Vice President and Chief Financial Officer, Ernie R. Krueger, will be retiring effective July 31, 2016.  Mr. Krueger has served as Executive Vice President and Chief Financial Officer of Mackinac and its subsidiary bank, mBank, since October 2006, and previously served as Senior Vice President and Chief Financial Officer.

Appointment of Jesse A. Deering

Mackinac also announced on June 1, 2016, that Jesse A. Deering has been appointed as Executive Vice President and Chief Financial Officer of Mackinac and its subsidiary bank, mBank, effective August 1, 2016.

Mr. Deering, age 36, has served in various capacities for mBank, including as a Senior Vice President and Managing Director since February 2013, as Senior Vice President and Southeast Michigan Executive from December 2011 to February 2013, and as First Vice President and Southeast Michigan Executive from February 2009 through December 2011.  Mr. Deering joined mBank as a credit analyst in 2005.  Mr. Deering is currently a member of the mBank Senior Management Committee, Loan Committee, ALCO Committee, Retail Banking Committee and IT Steering Committee.  He holds an undergraduate degree from Albion College and a MBA from the University of Notre Dame.

Item 7.01 Regulation FD Disclosure.

On June 1, 2016, Mackinac issued a press release announcing the retirement of Mr. Krueger and the appointment of Mr. Deering. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

No.	Description

99.1	Press Release dated June 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
(Registrant)

June 1, 2016	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated June 1, 2016